Exhibit 8.1

Statement of investment holdings according to § 313 (2) HGB, consolidated financial statements as of December 31, 2006

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
	1. Consolidated subsidiaries
1	“T-Online.at” Internet Service GmbH, Vienna		100.00%	100,000.00	EUR
2	A-Call Telecom Service GmbH, Vienna	100.00%		35,000.00	EUR
3	ALLDATA Systems GmbH, Düsseldorf	100.00%		23,600,000.00	EUR
4	ATRADA TRADING NETWORK FRANCE S.A.R.L., Paris	100.00%		10,000.00	EUR
5	Accumio Finance Services GmbH, Mannheim	100.00%		2,001,000.00	EUR
6	Adnetwork Kft., Budapest	2.00%		5,000,000.00	HUF
6	Adnetwork Kft., Budapest	98.00%		5,000,000.00	HUF
7	Atrada Trading Network AG, Nuremberg		100.00%	146,302.09	EUR
8	AutoScout24 AS GmbH, Vienna	100.00%		35,000.00	EUR
9	AutoScout24 Belgium S.A., Brussels	90.00%		62,000.00	EUR
10	AutoScout24 Espana S.A., Madrid	90.00%		153,388.00	EUR
11	AutoScout24 France SAS, Trappes	99.90%		76,225.00	EUR
12	AutoScout24 GmbH, Munich	100.00%		1,269,950.00	EUR
13	AutoScout24 Italia S.R.L., Padua	100.00%		97,000.00	EUR
14	AutoScout24 Nederland B.V., Amsterdam	50.99%		36,400.00	EUR
15	AutoScout24 Scandinavia A.B., Stockholm	100.00%		109,000.00	SEK
16	Axelero Kft., Budapest	10.00%		3,000,000.00	HUF
16	Axelero Kft., Budapest	90.00%		3,000,000.00	HUF
17	B-Call Telecom Service GmbH, Vienna	100.00%		35,000.00	EUR
18	BCN Rendszerház Kft., Budapest	100.00%		6,160,590,000.00	HUF
19	BERCOS Gesellschaft für Kommunikationstechniken mbH, Bonn	100.00%		400,000.00	DEM
20	BNGD Gesundheitsdienste GmbH, Bonn		100.00%	25,000.00	EUR
21	Balatel Telekommunikációs Szolgáltató ZRt. i.L., Siofok	96.63%		90,207,000.00	HUF
22	C-Call Telecom Service GmbH, Vienna	100.00%		35,000.00	EUR
23	CAP Customer Advantage Program GmbH, Cologne		51.00%	400,000.00	EUR
24	CMobil B.V., Amsterdam	100.00%		30,403.27	EUR
25	COM Computer Handels- und Werbegesellschaft mbH, Feldkirchen	100.00%		102,300.00	EUR
26	Combridge S.R.L., Sfântu Gheorghe	100.00%		328,800,000.00	ROL
27	Compargo Kft., Budapest	80.00%		3,000,000.00	HUF
28	Congster GmbH, Darmstadt		100.00%	250,000.00	EUR	1)
29	Cook Inlet/VS GSM IV PCS Holdings, LLC, Bellevue	99.00%		1.00	USD
29	Cook Inlet/VS GSM IV PCS Holdings, LLC, Bellevue	1.00%		1.00	USD

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
30	Cook Inlet/VS GSM VII PCS Holding, LLC, Bellevue	49.90%		1.00	USD
31	Cook Inlet/VS GSM VII PCS L.L.C., Bellevue	100.00%		1.00	USD
32	Crnogorski Telekom a.d. Podgorica, Podgorica	76.53%		140,996,394.00	EUR
33	D-Call Telecom Service GmbH, Vienna	100.00%		35,000.00	EUR
34	DFMG Deutsche Funkturm GmbH, Münster	16.67%		30,000.00	EUR	1)
34	DFMG Deutsche Funkturm GmbH, Münster	83.33%		30,000.00	EUR
35	DFMG Holding GmbH, Bonn		100.00%	26,000.00	EUR	1)
36	Dataplex Infokommunikációs Infrastruktúra Szolgáltató és Ingatlanhasznosító Korlátolt FelelQsségq Társaság, Szentendre	100.00%		200,000,000.00	HUF
37	DeTe Immobilien, Deutsche Telekom Immobilien und Service GmbH, Münster		100.00%	5,000,000.00	EUR	1)
38	DeTeAsia Holding GmbH, Bonn		100.00%	50,000.00	DEM	1)
39	DeTeAssekuranz - Deutsche Telekom Assekuranz-Vermittlungsgesellschaft mbH, Monheim		100.00%	1,000,000.00	EUR	1)
40	DeTeFleetServices GmbH, Bonn		100.00%	5,000,000.00	EUR	1)
41	DeTeImmobilien - Hungary Szolgáltató Zártkörü Részvénytársaság, Budapest	51.00%		20,000,000.00	HUF
42	DeTeImmobilien-Slovakia s.r.o., Bratislava	55.00%		11,270,000.00	SKK
43	DeTeMedien, Deutsche Telekom Medien GmbH, Frankfurt/Main		100.00%	45,000,000.00	DEM	1)
44	Detecon (Schweiz) AG, Zürich	100.00%		1,000,000.00	CHF
45	Detecon Asia-Pacific Ltd., Bangkok	99.99%		10,000,000.00	THB
46	Detecon International GmbH, Bonn	100.00%		19,430,100.00	EUR
47	Detecon, Inc., Reston, VA	100.00%		1,872,850.30	USD
48	Deutsche Telekom BK-Holding GmbH, Bonn		100.00%	500,000,000.00	DEM	1)
49	Deutsche Telekom International Finance B.V., Amsterdam		100.00%	453,780.22	EUR
50	Deutsche Telekom Training GmbH, Bonn		100.00%	102,300.00	EUR	1)
51	E-Call Telecom Service GmbH, Vienna	100.00%		35,000.00	EUR
52	EKOM 3G Mobilfunk GmbH i.L., Vienna	100.00%		36,336.42	EUR
53	EURACCOUNT Kft., Budapest	99.00%		450,000,000.00	HUF
53	EURACCOUNT Kft., Budapest	1.00%		450,000,000.00	HUF
54	Egertel Telefon ZRt., Eger	99.99%		1,425,000,000.00	HUF
54	Egertel Telefon ZRt., Eger	0.01%		1,425,000,000.00	HUF
55	Elso Pesti Telefontársaság NyRt., Budapest	97.20%		776,899,000.00	HUF
56	Emitel Távközlési ZRt., Szeged	100.00%		3,110,000,000.00	HUF
56	Emitel Távközlési ZRt., Szeged	0.00%		3,110,000,000.00	HUF
57	Erste DFMG Deutsche Funkturm Vermögens-GmbH & Co. KG, Münster		100.00%	101,000.00	EUR

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
58	F-Call Telecom Service GmbH, Vienna	100.00%		35,000.00	EUR
59	FinanceScout24 AG, Hamburg	100.00%		728,823.00	EUR
60	FriendScout24 GmbH, Munich	100.00%		1,500,000.00	EUR
61	GMG Generalmietgesellschaft mbH, Münster		100.00%	51,130,000.00	EUR	1)
62	Gabriele 17 Vermögensverwaltung GmbH, Frankfurt/Main	100.00%		25,000.00	EUR
63	HOLDCO Sp.z o. o., Warsaw	100.00%		4,000,000.00	PLN
64	HT - Hrvatske telekomunikacije d.d., Zagreb		51.00%	8,188,853,500.00	HRK
65	I.T.E.N.O.S. International Telecom Network Operation Services GmbH, Bonn	100.00%		3,000,000.00	EUR	1)
66	ICON Számítástechnikai Zártkörqen MqködQ Részvénytársaság, Budapest	100.00%		120,000,000.00	HUF
67	ID Bremen GmbH, Bremen	49.90%		51,300.00	EUR
68	IQSYS Informatikai Zártkörqen MqködQ Részvénytársaság, Budapest	99.70%		211,440,000.00	HUF
69	IWIW Kft., Budapest	100.00%		3,000,000.00	HUF
70	Informatikai Szolgáltatások Magyarország Kft., Budapest	100.00%		3,000,000.00	HUF
71	Infovan (Pty) Limited, Midrand	100.00%		2,000.00	ZAR
72	Integris Rendszerház Kft., Györ	100.00%		615,000,000.00	HUF
73	Interactive Media CCSP GmbH, Darmstadt		100.00%	901,000.00	EUR
74	Internet Crna Gora D.O.O. , Podgorica	100.00%		985,494.00	EUR
75	Investel Magyar Távközlési Befektetési ZRt., Budapest	62.28%		4,862,000,000.00	HUF
75	Investel Magyar Távközlési Befektetési ZRt., Budapest	37.72%		4,862,000,000.00	HUF
76	Iskon Internet d.d., Zagreb	100.00%		42,876,600.00	HRK
77	JobScout24 GmbH, Munich	100.00%		25,000.00	EUR
78	JobScout24 International Holding AG, Baar	100.00%		1,540,000.00	CHF
79	KFKI-LNX Hálózatintegrációs Zártkörqen MqködQ Részvénytársaság, Budapest	100.00%		219,890,000.00	HUF
80	M Factory Kommunikációs Szolgáltató Korlátolt FelelQsségq Társaság, Budapest	75.05%		10,020,000.00	HUF
81	Magyar Telekom Távközlési Nyilvánosan Müködö Részvénytársaság (Magyar Telekom Telecommunications Public Limited Company) [ehem. MATAV], Budapest	59.21%		104,276,831,500.00	HUF
82	MagyarCom Holding GmbH, Bonn		100.00%	316,009,000.00	EUR	1)
83	Makedonski Telekominikacii A.D., Skopje	56.67%		9,583,887,732.70	MKD
84	Matáv Kft, Budapest	10.00%		3,000,000.00	HUF
84	Matáv Kft, Budapest	90.00%		3,000,000.00	HUF
85	Matávkábel TV Kft., Budapest	10.00%		3,000,000.00	HUF
85	Matávkábel TV Kft., Budapest	90.00%		3,000,000.00	HUF
86	Mindentudás Egyeteme KHT, Budapest	40.00%		5,000,000.00	HUF

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
86	Mindentudás Egyeteme KHT, Budapest	20.00%		5,000,000.00	HUF
87	Mobilfunk-Standorte Nr. 1 Betriebs GmbH, Vienna	100.00%		35,000.00	EUR
88	Mobilfunk-Standorte Nr. 2 Betriebs GmbH, Vienna	100.00%		35,000.00	EUR
89	Mobilfunk-Standorte Nr. 3 Betriebs GmbH, Vienna	100.00%		35,000.00	EUR
90	Mobilfunk-Standorte Nr. 4 Betriebs GmbH, Vienna	100.00%		35,000.00	EUR
91	Mobilfunk-Standorte Nr. 5 Betriebs GmbH, Vienna	100.00%		35,000.00	EUR
92	Montenegrocard D.O.O. , Podgorica	51.00%		164,265.74	EUR
93	Noah Telekommunikationsdienste GmbH, Bonn		100.00%	100,000.00	EUR	1)
94	Novatel EOOD , Sofia	100.00%		300,000.00	BGN
95	Novatel Ukraine Ltd., Kiev	99.94%		1,656,900.00	UAH
95	Novatel Ukraine Ltd., Kiev	0.06%		1,656,900.00	UAH
96	ORBIT Gesellschaft für Applikations- und Informationssysteme GmbH, Bonn	80.00%		128,000.00	EUR
97	Omnipoint Communications, Inc., Bellevue	100.00%		118.74	USD
98	Omnipoint Facilities Network 2, LLC, Bellevue	100.00%		1.00	USD
99	Omnipoint Facilities Network I, LLC, Bellevue	100.00%		1.00	USD
100	Omnipoint NY MTA License, LLC, Bellevue	100.00%		1.00	USD
101	OnPay Limited, Hatfield	100.00%		1.00	GBP
102	One 2 One Personal Communications Ltd., Hatfield	100.00%		1.00	GBP
103	One2One Limited, Hatfield	100.00%		2.00	GBP
104	Orbitel A.D., Sofia	100.00%		78,125.00	BGN
105	PASM Power and Air Condition Solution Management GmbH & Co. KG, Munich		100.00%	10,025,000.00	EUR	2)
106	PTC International Finance (Holding) B.V., Amsterdam	100.00%		41,000.00	NLG
107	PTC International Finance II S.A., Luxembourg	100.00%		125,000.00	EUR
108	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw	70.50%		471,000,000.00	PLN
108	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw	22.50%		471,000,000.00	PLN
108	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw	4.00%		471,000,000.00	PLN
109	Polpager Sp.z o.o., Warsaw	100.00%		2,000,000.00	PLN
110	Powertel Memphis Licenses, Inc., Bellevue	100.00%		1.00	USD
111	Powertel/Memphis, Inc., Bellevue	100.00%		32,261.90	USD
112	Pro-M Zrt, Budapest	100.00%		5,200,000,000.00	HUF
113	ProMoKom ZRt., Budapest	100.00%		21,300,000.00	HUF
114	Qingdao DETECON Consulting Co. Ltd., Beijing	100.00%		200,000.00	USD
115	RK Tower, s.r.o., Bratislava	100.00%		700,210,000.00	SKK
116	Residenzpost GmbH & Co. Liegenschafts KG, Heusenstamm		100.00%	30,025,564.59	EUR

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
117	SAF Forderungsmanagement GmbH, Heidelberg	100.00%		4,101,000.00	EUR
118	SCOUT Business Services GmbH, Munich	100.00%		69,024.00	EUR
119	SCS Personalberatung GmbH, Düsseldorf		100.00%	100,000.00	DEM
120	SafeCom ZRt., Budapest	95.00%		20,000,000.00	HUF
120	SafeCom ZRt., Budapest	5.00%		20,000,000.00	HUF
121	Scout24 AG, Baar	100.00%		532,081.00	CHF
122	Scout24 GmbH, Munich	100.00%		75,000.00	DEM
123	Scout24 Holding GmbH, Munich		100.00%	1,000,000.00	EUR	1)
124	Scout24 International Management AG, Baar	100.00%		250,000.00	CHF
125	Scout24 S.L., Madrid	100.00%		3,006.00	EUR
126	Scout24 Schweiz AG, Flamatt	14.96%		224,600.00	CHF
126	Scout24 Schweiz AG, Flamatt	84.84%		224,600.00	CHF
127	Scout24 Schweiz Holding AG, Wünnewil-Flamatt	50.10%		980,000.00	CHF
128	Scout24 Service GmbH, Darmstadt		100.00%	30,000.00	EUR	1)
129	Scout24 Verwaltungs- und Beteiligungsgesellschaft mbH, Munich	100.00%		25,000.00	EUR
130	Slovak Telekom, a.s., Bratislava		51.00%	26,027,500,000.00	SKK
131	Software Daten Service Gesellschaft m.b.H., Vienna	100.00%		290,691.34	EUR
132	Stonebridge Communication A.D., Skopje	100.00%		21,194,506,100.00	MKD
133	T-Kábel Magyarország Kft., Budapest	16.39%		920,000,000.00	HUF
133	T-Kábel Magyarország Kft., Budapest	83.61%		920,000,000.00	HUF
134	T-Mobile (UK) Limited, Hatfield	100.00%		11,025,000.00	GBP
135	T-Mobile (UK) Pension Trustee Limited, Hatfield	100.00%		1.00	GBP
136	T-Mobile - Mobile Consumer Services Limited, Hatfield	100.00%		1.00	GBP
137	T-Mobile Austria GmbH, Vienna	100.00%		60,000,000.00	EUR
138	T-Mobile Austria Holding GmbH, Vienna	100.00%		15,000,000.00	EUR
139	T-Mobile Central LLC, Bellevue	100.00%		1.00	USD
140	T-Mobile Crna Gora d.o.o. Podgorica, Podgorica	100.00%		22,822,129.00	EUR
141	T-Mobile Czech Republic a.s., Prague	60.77%		520,000,000.00	CZK
142	T-Mobile Deutschland GmbH, Bonn	100.00%		520,000,000.00	EUR
143	T-Mobile Global Holding GmbH, Bonn	100.00%		50,000.00	EUR
144	T-Mobile Global Holding Nr. 2 GmbH, Bonn	100.00%		25,000.00	EUR
145	T-Mobile Holdings Limited, Hatfield	100.00%		706,540,268.00	GBP
146	T-Mobile Hrvatska d.o.o., Zagreb	100.00%		1,478,000,000.00	HRK
147	T-Mobile International AG & Co. KG, Bonn	100.00%		7,400,000,000.00	EUR

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
147	T-Mobile International AG & Co. KG, Bonn	0.00%		7,400,000,000.00	EUR
148	T-Mobile International AG, Bonn	100.00%		50,000.00	EUR
149	T-Mobile International Austria GmbH, Vienna	100.00%		37,000.00	EUR
150	T-Mobile International Holding GmbH, Bonn		100.00%	7,400,000,000.00	EUR	1)
151	T-Mobile International Limited, Hatfield	100.00%		1.00	GBP
152	T-Mobile International UK Ltd., Hatfield	100.00%		30,100,000.00	GBP
153	T-Mobile License LLC, Bellevue	100.00%		1.00	USD
154	T-Mobile Ltd., Hatfield	100.00%		1.00	GBP
155	T-Mobile Macedonia A.D. Skopje, Skopje	100.00%		2,344,377,000.00	MKD
156	T-Mobile Netherlands B.V., Den Haag	100.00%		45,398,021.61	EUR
157	T-Mobile Netherlands Holding B.V., Den Haag	100.00%		90,756,042.31	EUR
158	T-Mobile Netherlands Klantenservice B.V., Den Haag	100.00%		1,116,949.96	EUR
159	T-Mobile Netherlands Retail B.V. , Den Haag	100.00%		18,000.00	EUR
160	T-Mobile No. 1 Limited, Hatfield	100.00%		1.00	GBP
161	T-Mobile No. 2 Limited, Hatfield	100.00%		1.00	GBP
162	T-Mobile No. 4 Limited, Hatfield	100.00%		1.00	GBP
163	T-Mobile No. 5 Limited, Hatfield	100.00%		1.00	GBP
164	T-Mobile Northeast LLC, Bellevue	100.00%		1.00	USD
165	T-Mobile Online Limited, Hatfield	100.00%		1.00	GBP
166	T-Mobile PCS Holdings, LLC, Bellevue	100.00%		1.00	USD
167	T-Mobile Poland Holding Nr. 1 B.V., Eindhoven	100.00%		26,719,789.38	EUR
168	T-Mobile Puerto Rico Subsidiary 1, LLC, Bellevue	100.00%		1.00	USD
169	T-Mobile Resources Corporation, Bellevue	100.00%		1.00	USD
170	T-Mobile Retail Limited, Hatfield	100.00%		105.00	GBP
171	T-Mobile Service GmbH, Vienna	100.00%		35,000.00	EUR
172	T-Mobile Slovensko, a.s., Bratislava	100.00%		3,733,700,000.00	SKK
173	T-Mobile South LLC, Bellevue	100.00%		1.00	USD
174	T-Mobile Subsidiary IV Corporation, Bellevue	100.00%		1.00	USD
175	T-Mobile Subsidiary V Corporation, Bellevue	100.00%		0.10	USD
176	T-Mobile Texas Holdings, LLC, Bellevue	30.34%		1.00	USD
176	T-Mobile Texas Holdings, LLC, Bellevue	69.66%		1.00	USD
177	T-Mobile Texas L.P., Bellevue	99.00%		1.00	USD
177	T-Mobile Texas L.P., Bellevue	1.00%		1.00	USD
178	T-Mobile USA, Inc., Bellevue	100.00%		4,175.99	USD

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
179	T-Mobile United Kingdom Ltd., Hatfield	100.00%		1.00	GBP
180	T-Mobile West Corporation, Bellevue	100.00%		1,000.00	USD
181	T-Mobile Worldwide Holding GmbH, Bonn	100.00%		25,000.00	EUR
182	T-Motion Ltd., Hatfield	100.00%		1.00	GBP
183	T-ONLINE FRANCE SAS., Paris		100.00%	4,864,384.00	EUR
184	T-ONLINE TELECOMMUNICATIONS SPAIN, S.A.U., Madrid		100.00%	12,500,000.00	EUR
185	T-Online Magyarország ZRt., Budapest	100.00%		1,906,000,000.00	HUF
186	T-Online Service GmbH, Darmstadt		100.00%	25,000.00	EUR	1)
187	T-Online Travel GmbH, Darmstadt		100.00%	4,000,000.00	EUR
188	T-Online Venture Fund GmbH & Co. KG, Bonn		99.00%	100,000.00	EUR
188	T-Online Venture Fund GmbH & Co. KG, Bonn			100,000.00	EUR
188	T-Online Venture Fund GmbH & Co. KG, Bonn	1.00%		100,000.00	EUR
189	T-Online.ch AG, Zürich		100.00%	3,417,111.00	CHF
190	T-Punkt Vertriebsgesellschaft mbH, Bonn		100.00%	10,000,000.00	EUR	1)
191	T-Systems ActiveBilling GmbH & Co. KG, Bonn		100.00%	100,000.00	EUR	2)
192	T-Systems Ambra, S.L., Barcelona	100.00%		3,010.00	EUR
193	T-Systems Austria GesmbH, Vienna	100.00%		185,000.00	EUR
194	T-Systems Belgium NV, Zaventem	0.65%		4,731,000.00	EUR
194	T-Systems Belgium NV, Zaventem	99.35%		4,731,000.00	EUR
195	T-Systems Business Services GmbH, Bonn		100.00%	105,175,000.00	EUR	1)
196	T-Systems Canada, Inc., Toronto	100.00%		2,031,554.00	CAD
197	T-Systems Czech s.r.o., Prague	100.00%		110,225,000.00	CZK
198	T-Systems DDM GmbH, Weingarten	100.00%		153,400.00	EUR
199	T-Systems EYTC, S.A., Bilbao	100.00%		150,250.00	EUR
200	T-Systems Eltec Seguridad, S.A., Barcelona	100.00%		310,000.00	EUR
201	T-Systems Enterprise Services GmbH, Frankfurt am Main		100.00%	154,440,900.00	EUR	1)
202	T-Systems France SAS, Lyon	100.00%		2,000,000.00	EUR
203	T-Systems GEI GmbH, Aachen	100.00%		11,301,600.00	EUR	1)
204	T-Systems Hungary Kft., Budapest	49.00%		281,690,000.00	HUF
204	T-Systems Hungary Kft., Budapest	51.00%		281,690,000.00	HUF
205	T-Systems ITC Iberia, S.A., Barcelona	100.00%		19,203,000.00	EUR
206	T-Systems India Private Limited, Pune	0.00%		141,349,990.00	INR
206	T-Systems India Private Limited, Pune	100.00%		141,349,990.00	INR
207	T-Systems Italia S.p.A., Vicenza	100.00%		14,560,000.00	EUR

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
208	T-Systems Japan K.K., Tokyo	100.00%		495,000,000.00	JPY
209	T-Systems Limited, London	100.00%		550,001.00	GBP
210	T-Systems Multimedia Solutions GmbH, Dresden	100.00%		8,000,000.00	DEM	1)
211	T-Systems Nederland B.V., Vianen (Utrecht)	100.00%		908,000.00	EUR
212	T-Systems Nordic IT Services A/S, Farum	100.00%		500,000.00	DKK
213	T-Systems Nordic TC Services A/S, Farum	100.00%		5,000,000.00	DKK
214	T-Systems North America, Inc., Wilmington, DW	100.00%		200.00	USD
215	T-Systems Polska Sp. z o.o., Breslau	100.00%		8,327,000.00	PLN
216	T-Systems PragueoNet, a.s., Prague	100.00%		251,300,000.00	CZK
217	T-Systems SFH GmbH, Düsseldorf	100.00%		511,300.00	EUR
218	T-Systems Schweiz AG, Munichbuchsee	100.00%		13,000,000.00	CHF
219	T-Systems Singapore Pte. Ltd., Singapore	100.00%		15,511,000.00	SGD
220	T-Systems Solutions (Pty) Limited, Midrand	100.00%		4,000.00	ZAR
221	T-Systems Solutions for Research GmbH, Weßling	74.90%		5,000,000.00	EUR
222	T-Systems South Africa (Pty) Limited, Midrand	74.90%		4,000,085.00	ZAR
223	T-Systems Spring Italia S.r.l., Rome	100.00%		494,000.00	EUR
224	T-Systems Telecommunication Services France SAS, Paris	100.00%		1,000,000.00	EUR
225	T-Systems Telecomunicacoes e Servicos Ltda., Sao Paulo	100.00%		4,182,560.00	BRL
225	T-Systems Telecomunicacoes e Servicos Ltda., Sao Paulo	0.00%		4,182,560.00	BRL
226	T-Systems Traffic GmbH, Bonn	100.00%		5,113,000.00	EUR
227	T-Systems VICOS GmbH & Co. OHG, Berlin	100.00%		615,000.00	EUR
228	T-Systems do Brasil Ltda., Sao Paulo	0.01%		15,000,000.00	BRL
228	T-Systems do Brasil Ltda., Sao Paulo	99.99%		15,000,000.00	BRL
229	T-Venture Holding GmbH, Bonn		100.00%	10,225,900.00	EUR
230	TAO Tecnics en Automatitzacio d’Oficines S.A., Barcelona	100.00%		286,436.60	EUR
231	TBDS, a.s., Bratislava	100.00%		1,000,000.00	SKK
232	TMO CA/NV Holdings, LLC, Bellevue	100.00%		1.00	USD
233	TMO CA/NV, LLC, Bellevue	100.00%		1.00	USD
234	TRS Netzbetrieb GmbH, Vienna	100.00%		35,000.00	EUR
235	Tele-Data Távközlési Adatfeldolgozó és Hirdetésszervezö Kft., Budaõrs	50.98%		38,640,000.00	HUF
236	Telemacedónia A.D., Skopje	100.00%		621,300.00	MKD
237	Terravista.pt - Servicos Multimedia, Lda, Lisbon	100.00%		5,500.00	EUR
238	TruckScout24 GmbH, Munich	60.00%		25,000.00	EUR
239	VIOLA Kabelgesellschaft (Deutschland) mbH, Bonn		5.00%	1,000,000.00	EUR

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
239	VIOLA Kabelgesellschaft (Deutschland) mbH, Bonn	95.00%		1,000,000.00	EUR
240	Viabridge Telecommunications Holding Limited, Valletta	99.99%		1,161,000.00	EUR
240	Viabridge Telecommunications Holding Limited, Valletta	0.01%		1,161,000.00	EUR
241	Vidanet ZRt., Budapest	67.50%		2,000,000,000.00	HUF
241	Vidanet ZRt., Budapest	22.50%		2,000,000,000.00	HUF
242	Vivento Customer Services GmbH , Bonn		100.00%	100,000.00	EUR	1)
243	Vivento Interim Services GmbH, Bonn		100.00%	25,000.00	EUR	1)
244	Vivento Technical Services GmbH, Bonn		100.00%	100,000.00	EUR	1)
245	VoiceStream PCS I Iowa Corporation, Bellevue	100.00%		1.00	USD
246	VoiceStream PCS II Corporation, Bellevue	100.00%		1.00	USD
247	VoiceStream Pittsburgh General Partner, Inc., Bellevue	100.00%		100.00	USD
248	VoiceStream Pittsburgh, L.P, Bellevue	54.00%		1.00	USD
248	VoiceStream Pittsburgh, L.P, Bellevue	46.00%		1.00	USD
249	X-byte Kft., Budapest	99.00%		20,000,000.00	HUF
249	X-byte Kft., Budapest	1.00%		20,000,000.00	HUF
250	XL AG, Munich	100.00%		50,000.00	EUR
251	Yacom Travel Markets, S.L., Madrid	100.00%		323,100.00	EUR
252	Zoznam Mobile, s.r.o., Bratislava	100.00%		200,000.00	SKK
253	Zoznam, s.r.o., Bratislava	100.00%		200,000.00	SKK
254	Zweite DFMG Deutsche Funkturm Vermögens-GmbH & Co. KG, Münster	100.00%		100,000.00	EUR
255	gedas Aktiengesellschaft, Berlin	100.00%		75,000,000.00	EUR
256	gedas Argentina S.A., Buenos Aires	90.00%		40,000.00	ARS
256	gedas Argentina S.A., Buenos Aires	10.00%		40,000.00	ARS
257	gedas CR s.r.o., Mladá Boleslav	100.00%		10,000,000.00	CZK
258	gedas Mexico, S.A. de C.V., Puebla	99.95%		2,000,000.00	MXN
259	gedas Shanghai Information Technology Co., Ltd., Shanghai	100.00%		4,138,375.00	CNY
260	gedas USA, Inc., Rochester Hills	100.00%		1,500,000.00	USD
261	gedas deutschland GmbH, Berlin	100.00%		10,091,000.00	EUR
262	gedas do Brasil Serviços de Tecnologia da Informação, Comércio, Importação e Exportação Ltda., Sao Paulo	100.00%		17,697,686.00	BRL
262	gedas do Brasil Serviços de Tecnologia da Informação, Comércio, Importação e Exportação Ltda., Sao Paulo	0.00%		17,697,686.00	BRL
263	gedas france S.A.S., Villepinte	100.00%		1,000,000.00	EUR
264	gedas iberia, S.A., Barcelona	100.00%		1,682,800.00	EUR

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
265	gedas on site services GmbH, Berlin	100.00%		154,000.00	EUR
266	gedas operational services GmbH & Co. KG, Frankfurt am Main	50.00%		250,000.00	EUR
267	gedas united kingdom Limited, Milton Keynes	100.00%		500,000.00	GBP
268	gedas-Soluciones y Proyectos Consulting, S.L., Madrid	100.00%		3,006.00	EUR
269	Iris Inc., Grand Cayman, Cayman Islands					5)
270	DR Purchase Finance Inc., Grand Cayman, Cayman Islands					5)
271	THESIS LIMITED, St. Helier, Jersey, Great Britain					5)
272	Anika Inc., George Town, Cayman Islands					5)
273	Tulip Asset Purchase Company B.V., Amsterdam, Niederlande					5)
274	Bridge Finance Inc., George Town, Cayman Islands					5)
275	Silver Tower Funding Limited, George Town, Cayman Islands					5)

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
	2. Unconsolidated subsidiaries
1	3.T-Venture Beteiligungsgesellschaft mbH (3. TVB), Bonn	100.00%		25,000.00	EUR
2	Aesop Telekommunikationsdienste GmbH, Bonn		100.00%	25,000.00	EUR
3	Atrada Trading Network Limited, Manchester	100.00%		1.00	GBP
4	AutoScout24 d.o.o., Zagreb	75.00%		40,000.00	HRK
5	Balthasar Telekommunikationsdienste GmbH, Bonn		100.00%	25,000.00	EUR
6	Bonn-Innova Verwaltungsgesellschaft mbH i. L., Bonn	100.00%		50,000.00	DEM
7	CETEL B.V., Amsterdam		100.00%	45,378.02	EUR
8	CSI Cabin Systems Information Technologies GmbH, Hamburg	51.00%		25,000.00	EUR
9	Caspar Telekommunikationsdienste GmbH, Bonn		100.00%	25,000.00	EUR
10	Compendo GmbH, Nuremberg	100.00%		25,000.00	EUR
11	DDG Gesellschaft für Verkehrsdaten mbH, Bonn	100.00%		1,000,000.00	DEM
12	Detecon Consulting Austria GmbH, Vienna	100.00%		72,672.83	EUR
13	Detecon Consulting España S.A., Madrid	100.00%		250,000.00	EUR
13	Detecon Consulting España S.A., Madrid	0.00%		250,000.00	EUR
14	Detecon Vezetési Tanácsadó Kft., Budapest	100.00%		4,600,000.00	HUF
15	Deutsche TELEKOM Asia Pte Ltd, Singapore		100.00%	1,000,000.00	SGD
16	Deutsche TELEKOM Ltd., London		100.00%	240,000.00	GBP
17	Deutsche TELEKOM S.A.S., Paris		100.00%	480,000.00	EUR
18	Deutsche TELEKOM gAG, Moscow		100.00%	498,502.50	RUB
19	Deutsche Telekom Berkom Gesellschaft für Forschung und Entwicklung von Anwendungen in der Telekommunikation mbH, Berlin		100.00%	1,000,000.00	DEM
20	Deutsche Telekom España, S.L., Madrid		100.00%	10,000.00	EUR
21	Deutsche Telekom Holding B.V., Amsterdam		100.00%	18,151.21	EUR
22	Deutsche Telekom K.K., Tokyo		100.00%	120,000,000.00	JPY
23	Deutsche Telekom, Inc., New York, NY		100.00%	100.00	USD
24	EPP Solution GmbH i. L., Dortmund	100.00%		255,650.00	EUR
25	Eutelis Consult GmbH, Ratingen	60.00%		1,360,000.00	DEM
26	Fal Dete Telecommunications S.A.L., Furn El Chebbak	51.00%		150,000,000.00	LBP
27	Fourth Project Mobile Systems GmbH, Hamburg	100.00%		25,000.00	EUR
28	Global TIMES Ventures Administration GmbH (GTV), Bonn	100.00%		100,000.00	EUR
29	Global TIMES Ventures GmbH&Co. KG, Bonn	60.00%		47,500.00	EUR
30	Hessen Digital Radio GmbH, Frankfurt am Main	75.00%		50,000.00	EUR
31	Horaz Telekommunikationsdienste GmbH, Bonn	100.00%		25,000.00	EUR

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
32	ImmoCom Verwaltungs GmbH, Heusenstamm	100.00%		50,000.00	DEM
33	Kabelsko distributivni sustav d.o.o., Cakovec	100.00%		1,229,600.00	HRK
34	MAGYARCOM SZOLGÁLTATÓ KOMMUNIKÁCIÓS Kft., Budapest		100.00%	50,000,000.00	HUF
35	MMBG Multimedia Betriebs Geschäftsführungs-GmbH i.L., Bonn		100.00%	50,000.00	DEM
36	Melchior Telekommunikationsdienste GmbH, Bonn		100.00%	25,000.00	EUR
37	NAB Nordamerika Beteiligungs Holding GmbH i.L., Bonn		100.00%	2,500,000.00	EUR
38	Norma Telekommunikationsdienste GmbH, Bonn		100.00%	25,000.00	EUR
39	Ovid Telekommunikationsdienste GmbH, Bonn	100.00%		25,000.00	EUR
40	PASM Power and Air Condition Solution Management Beteiligungs GmbH, Bonn	100.00%		25,000.00	EUR
41	Satellic Traffic Management GmbH, Berlin	100.00%		50,000.00	EUR
42	Seven`s GbR Düsseldorf, Düsseldorf	60.00%		0.00	EUR
43	T SYSTEMS TELEKOMÜNIKASYON LIMITED SIRKETI, Istanbul	0.60%		385,620.00	TRY
43	T SYSTEMS TELEKOMÜNIKASYON LIMITED SIRKETI, Istanbul	99.40%		385,620.00	TRY
44	T-Com Innovationsgesellschaft mbH, Berlin		100.00%	25,000.00	EUR
45	T-Com Venture Fund GmbH & Co. KG, Bonn		98.02%	50,500.00	EUR
45	T-Com Venture Fund GmbH & Co. KG, Bonn	1.98%		50,500.00	EUR
46	T-Corporate Venture Fund GmbH & Co. KG, Bonn		99.00%	100,000.00	EUR
46	T-Corporate Venture Fund GmbH & Co. KG, Bonn	1.00%		100,000.00	EUR
47	T-Mobile Global Holding Nr. 3 GmbH, Bonn	100.00%		25,000.00	EUR
48	T-Mobile Global Holding Nr. 4 GmbH, Bonn	100.00%		25,000.00	EUR
49	T-Mobile Global Holding Nr. 5 GmbH, Bonn	100.00%		25,000.00	EUR
50	T-Mobile HotSpot GmbH, Bonn	100.00%		25,000.00	EUR
51	T-Mobile Newco 2 GmbH, Bonn	100.00%		25,000.00	EUR
52	T-Mobile Venture Fund GmbH&Co. KG, Bonn	1.00%		100,000.00	EUR
52	T-Mobile Venture Fund GmbH&Co. KG, Bonn	99.00%		100,000.00	EUR
53	T-Online Beteiligungs GmbH, Darmstadt		100.00%	25,000.00	EUR
54	T-Online Verwaltungs GmbH, Darmstadt		100.00%	25,000.00	EUR
55	T-Systems ActiveBilling Beteiligungs-GmbH, Bonn	100.00%		25,000.00	EUR
56	T-Systems Beteiligungsverwaltungsgesellschaft mbH, Frankfurt am Main	100.00%		25,600.00	EUR
57	T-Systems CIS, Moscow	100.00%		4,630,728.00	RUB
58	T-Systems China Limited, Hong Kong	100.00%		24,000,000.00	HKD
59	T-Systems Dataware Kft., Budapest	100.00%		80,000,000.00	HUF
60	T-Systems Greece E.P.E., Athens	99.00%		18,000.00	EUR
61	T-Systems IT Alpha GmbH, Frankfurt am Main	100.00%		25,000.00	EUR

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
62	T-Systems IT Beta GmbH, Frankfurt am Main	100.00%		25,000.00	EUR
63	T-Systems ITC Philippines, Inc. i. L., Metro Manila	100.00%		30,000,000.00	PHP
64	T-Systems ITS Austria GmbH, Vienna	100.00%		35,000.00	EUR
65	T-Systems Luxembourg S.A., Luxembourg	0.02%		1,500,000.00	EUR
65	T-Systems Luxembourg S.A., Luxembourg	99.98%		1,500,000.00	EUR
66	T-Systems P.R. China Ltd., Beijing	100.00%		7,500,000.00	EUR
67	T-Systems RIC Kutatási Kft., Budapest	20.00%		121,500,000.00	HUF
67	T-Systems RIC Kutatási Kft., Budapest	80.00%		121,500,000.00	HUF
68	T-Systems Slovakia s.r.o., Kosice	2.50%		7,790,000.00	SKK
68	T-Systems Slovakia s.r.o., Kosice	97.50%		7,790,000.00	SKK
69	T-Systems Venture Fund GmbH & Co. KG, Bonn	99.00%		50,000.00	EUR
69	T-Systems Venture Fund GmbH & Co. KG, Bonn	1.00%		50,000.00	EUR
70	T-Systems d.o.o., Belgrad	100.00%		500.00	EUR
71	T-Systems d.o.o., Sarajevo	100.00%		2,000.00	KM
72	T-Systems, informacijski sistemi, d.o.o., Ljubljana	100.00%		2,100,000.00	SIT
73	T-Venture Telekom Funds Beteiligungs-GmbH, Bonn	100.00%		25,100.00	EUR
74	T-Venture of America, Inc., San Mateo, CA	100.00%		100.00	USD
75	TAMBURO Telekommunikationsdienste GmbH, Bonn		100.00%	25,000.00	EUR
76	TOB T-Systems Ukraine, Kiev	0.10%		35,000.00	UAH
76	TOB T-Systems Ukraine, Kiev	99.90%		35,000.00	UAH
77	Top Jobs on the net Ltd. i. L., Warrington	100.00%		11.00	GBP
78	Transparent Goods GmbH, Düsseldorf	96.00%		800,000.00	EUR
79	Traviata Telekommunikationsdienste GmbH, Bonn		100.00%	25,000.00	EUR
80	Vivento Technical Services Beteiligungs-GmbH, Bonn		100.00%	25,000.00	EUR
81	Yaonline Proveedor de Servicios de Internet, S.L., Madrid	100.00%		3,100.00	EUR
82	ZODIAC Telekommunikationsdienste GmbH, Bonn		100.00%	25,600.00	EUR
83	gedas operational services Beteiligungs-GmbH, Frankfurt am Main	100.00%		25,000.00	EUR
84	topjobs.net plc. i.L., Warrington	100.00%		1,984.00	GBP
85	vivento customer services Beteiligungs-GmbH, Bonn		100.00%	25,000.00	EUR

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
	3.a Joint ventures accounted for using the equity method
1	Toll Collect GbR, Berlin		45.00%		EUR
2	Toll Collect GmbH, Berlin		45.00%	5,000,000.00	EUR

	3.b Associates accounted for using the equity method
1	Absline Multimedia, S.L., Madrid	47.50%		257,309.58	EUR
2	Bild.T-Online.de AG & Co. KG, Berlin		37.00%	1,000,000.00	EUR
3	Bild.T-Online.de Verwaltungs AG, Berlin		37.00%	50,000.00	EUR
4	Budakalász KTV Kft., Budakalàsz	25.00%		70,000,000.00	HUF
5	CTDI Nethouse Services GmbH, Malsch (Kreis Karlsruhe)		49.00%	2,500,000.00	EUR
6	CoreMedia AG, Hamburg	27.53%		3,756,526.00	EUR
7	Cyworld Europe GmbH, Frankfurt am Main	49.80%		25,000.00	EUR
8	DETECON AL SAUDIA Co. Ltd., Riyadh	46.50%		4,000,000.00	SAR
9	Danet GmbH, Weiterstadt		30.00%	3,000,000.00	EUR
10	Hrvatska posta d.o.o. , Mostar	30.29%		25,201,493.00	KM
11	Hrvatske telekomunikacije d.o.o., Mostar	30.29%		185,269,591.90	KM
12	Hunsat Magyar Urtávközlés ZRt., Budapest	50.00%		100,000,000.00	HUF
13	IKO-Telekom Média Holding Zártkörú Részvénytársaság, Budapest	50.00%		3,200,318,000.00	HUF
14	Immobilien Scout GmbH, Berlin	33.11%		282,100.00	DEM
15	International Transaction Services GmbH, Düsseldorf	49.00%		5,000,000.00	EUR
16	Iowa Wireless Services LLC, Bellevue	39.98%		49,456,516.95	USD
17	Store Alcala 76, S.L., Madrid	50.00%		4,920.00	EUR
18	t-info GmbH, Munich	25.10%		70,000,000.00	EUR

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
	4.a Not consolidated joint ventures
1	AirIT International GmbH, Frankfurt am Main	50.00%		102,300.00	EUR
2	Arbeitsgemeinschaft Wärmelieferung und Anlagencontracting Koblenzer Schulen GbR, Koblenz	50.00%		0.00	EUR
3	Bayern Digital Radio GmbH, Munich	45.00%		100,000.00	DEM
4	CT-Beteiligungsverwaltungsgesellschaft mbH i.L., Bonn	50.00%		100,000.00	DEM
5	DIGITAL RADIO WEST GmbH, Cologne	45.00%		50,000.00	EUR
6	DT-FT Italian Holding GmbH i.L., Bonn		50.00%	50,000.00	DEM
7	Digital Radio Südwest GmbH, Stuttgart	45.00%		250,000.00	EUR
8	Electrocycling Anlagen GmbH, Goslar		25.00%	9,000,000.00	DEM
9	European Center for Information and Communications Technologies - EICT GmbH, Berlin		20.00%	25,000.00	EUR

	4.b Not consolidated associates
1	Atypisch stille Beteiligung am Deutschen Adreßbuchverlag für Wirtschaft und Verkehr GmbH, Hamburg	28.30%		0.00	EUR	6)
2	Callahan Nordrhein-Westfalen GmbH, Cologne	45.00%		2,595,000.00	EUR	6)
3	DRN Digital Radio Nord GmbH, Hamburg	47.00%		50,000.00	EUR	6)
4	Das Telefonbuch Servicegesellschaft mbH, Frankfurt am Main	25.10%		500,000.00	EUR	6)
5	Das Örtliche Service- und Marketinggesellschaft mbH, Essen	25.10%		500,000.00	EUR	6)
6	Deutscher Adreßbuchverlag für Wirtschaft und Verkehr GmbH (DAV), Hamburg	25.10%		700,000.00	DEM	6)
7	Dial - The Israeli Co. for International Communications Services Ltd., Tel Aviv		22.82%	9,999.00	ILS	6)
8	Digital Radio Saar GmbH, Saarbrücken	45.00%		150,000.00	EUR	6)
9	Electrocycling GmbH, Goslar		25.50%	1,500,000.00	EUR	6)
10	Gelbe Seiten Marketing Gesellschaft mbH, Hamburg	25.10%		500,000.00	EUR	6)
11	HT MObilne komunikacije d.o.o., Mostar	49.00%		107,230,662.94	KM	6)
12	HWW-Höchstleistungsrechner für Wissenschaft und Wirtschaft Betriebsgesellschaft mbH, Stuttgart	20.00%		50,000.00	EUR	6)
12	HWW-Höchstleistungsrechner für Wissenschaft und Wirtschaft Betriebsgesellschaft mbH, Stuttgart	20.00%		50,000.00	EUR	6)
13	IT Immobilienbeteiligungsgesellschaft mbH, Bonn	3.00%		255,645.94	EUR	6)
13	IT Immobilienbeteiligungsgesellschaft mbH, Bonn	47.00%		255,645.94	EUR	6)
14	PrimaCom Osnabrück Beteiligungs-GmbH, Osnabrück		24.00%	50,000.00	DEM	6)
15	Sireo Real Estate GmbH, Heusenstamm		25.10%	10,000,000.00	EUR	6)

Serial no.	Name and registered office of the company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount	Currency
16	TVG Telefon- und Verzeichnisverlag GmbH & Co. KG, Frankfurt/Main	25.10%		2,501,000.00	EUR	6)
17	Tele-Auskunft Online GmbH, Frankfurt am Main	25.32%		250,000.00	EUR	6)
18	TeleOp Gesellschaft mit beschränkter Haftung, Oberpfaffenhofen	32.40%		25,000.00	EUR	6)
19	Telesens KSCL AG i.L., Cologne	24.09%		23,588,222.00	EUR	6)
20	e-fellows.net GmbH & Co. KG, Munich		33.33%	150,000.00	EUR	6)
21	e-fellows.net Verwaltungs-GmbH, Munich		33.33%	30,000.00	EUR	6)
22	iesy Holdings GmbH, Bad Homburg v.d. Höhe	35.00%		1,000,000.00	EUR	6)

	4.b Other investment holdings
1	W2001 Blue GmbH & Co. KG, Eschborn		100.00%	90,000.00	EUR	3)
2	W2001 Blue Potsdam GmbH & Co. KG, Eschborn	100.00%		10,000.00	EUR	3)
2	W2001 Blue Potsdam GmbH & Co. KG, Eschborn			10,000.00	EUR	3)
3	Wireless Alliance, LLC, Bellevue	30.00%		31,679,296.00	USD
4	gamigo AG, Rheine	19.09%		122,049.00	EUR	4)